SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                 (Amendment No. )


[X] Filed by registrant
[ ] Filed by a party other than the registrant

Check the appropriate box:
[ ] Preliminary proxy statement          [ ] Confidential, For Use of the
[X] Definitive proxy statement               Commission Only
[ ] Definitive additional materials          (as permitted by Rule 14a-6(e)(2)

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              MEDTECH DIAGNOSTICS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)  Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount previously paid:

--------------------------------------------------------------------------------
2)  Form, schedule or registration statement No.:

--------------------------------------------------------------------------------
3)  Filing party:

--------------------------------------------------------------------------------
4)  Date filed:

--------------------------------------------------------------------------------

                            MEDTECH DIAGNOSTICS, INC.

                           900 Third Avenue, Suite 201
                            New York, New York 10022




                                                               April 20, 2000



To Our Stockholders:

     On behalf of your Company's Board of Directors, I cordially invite you to attend a Special Meeting of Stockholders to be held on May 11, 2000, at 4:30 P.M., New York City time, at the Marriott Courtyard, 866 Third Avenue, New York, New York 10022.


     The accompanying Notice of Special Meeting of Stockholders and Proxy Statement cover the details of the matters to be presented.


     A copy of the 1999 Annual Report on Form 10-KSB for the fiscal year ended September 30, 1999 and the Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 1999 are included with this mailing.


     REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING, I URGE THAT YOU PARTICIPATE BY COMPLETING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT. IF YOU ATTEND THE SPECIAL MEETING AND DESIRE TO REVOKE YOUR PROXY AND VOTE IN PERSON YOU MAY DO SO. IN ANY EVENT YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING WRITTEN NOTICE TO THE COMPANY REVOKING YOUR PROXY.

         TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

                                       Cordially,

                                       MEDTECH DIAGNOSTICS, INC.


                                       Steven N. Bronson, Chairman

                            MEDTECH DIAGNOSTICS, INC.

                           900 Third Avenue, Suite 201
                            New York, New York 10022


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 11, 2000



To Our Stockholders:


     You are cordially invited to attend the Special Meeting of Stockholders, or any adjournments or postponements thereof (the "Meeting"), of MedTech Diagnostics, Inc. (the "Company"), which will be held on May 11, 2000 at 4:30 P.M., New York City time, at the Marriott Courtyard, 866 Third Avenue, New York, New York 10022, to vote on the following proposals:

                                   PROPOSAL 1

To elect four members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

                                   PROPOSAL 2

To consider and vote upon a proposal to approve an amendment to the Certificate of Incorporation to change the name of the Company from MedTech Diagnostics, Inc. to 4networld.com, Inc.;

                                   PROPOSAL 3

To consider and vote upon a proposal to approve a reverse split of the shares of the Company's issued and outstanding common stock such that one (1) share of "new" common stock will be issued in exchange for each fifty (50) shares of common stock currently issued and outstanding, any fractional shares of common stock which result from this share exchange will not be issued but will be rounded up and exchanged for one (1) whole share of the "new" common stock);

                                   PROPOSAL 4

To consider and vote upon a proposal to approve an amendment to the Certificate of Incorporation to decrease the shares of capital stock authorized for issuance from 500,000,000 shares of common stock to 105,000,000 shares of capital stock consisting of 100,000,000 shares of $.00001 par value common stock and 5,000,000 shares of $.01 par value preferred stock;

                                   PROPOSAL 5

To consider and vote upon a proposal to approve and ratify an amendment to the By-Laws of the Company to change the size of the Board of Directors from its current five members to "not less than three (3) members nor greater than eight
(8) members, with the exact number within that range to be fixed by resolution of the Board of Directors";

                                   PROPOSAL 6

To consider and vote upon a proposal to approve, ratify and adopt the 2000 Stock Incentive Plan of the Company; and

To transact such other business as may properly be brought before the Meeting.

     Stockholders of record at the close of business on March 17, 2000 shall be entitled to notice of and to vote at the Meeting. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1999 and the Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 1999, are being mailed to stockholders simultaneously herewith.

     YOUR VOTE IS IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING AND DESIRE TO REVOKE YOUR PROXY AND VOTE IN PERSON YOU MAY DO SO. IN ANY EVENT YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING WRITTEN NOTICE TO THE COMPANY REVOKING YOUR PROXY.


                                         By order of the Board of Directors

                                         /s/ Steven N. Bronson

                                         Steven N. Bronson, Chairman

April 20, 2000

                            MEDTECH DIAGNOSTICS, INC.
                           900 THIRD AVENUE, SUITE 201
                            NEW YORK, NEW YORK 10022


                                ----------------

                                 PROXY STATEMENT

                                ----------------


                         SPECIAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON
                                  MAY 11, 2000

                                  INTRODUCTION

                   PROXY SOLICITATION AND GENERAL INFORMATION

     This Proxy Statement and the enclosed form of proxy (the "Proxy Card") are being furnished to the holders of common stock, par value $.00001 per share, of MedTech Diagnostics, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Board of Directors") of the Company for use at the Special Meeting of Stockholders to be held on Wednesday, May 11, 2000, at the Marriott Courtyard, 866 Third Avenue, New York, New York 10022, at 4:30 P.M., New York City time, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about April 20, 2000.

         At the Meeting, holders of common stock (the "Stockholders") will be asked to vote on the following proposals:

                                   PROPOSAL 1

To elect four members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

                                   PROPOSAL 2

To consider and vote upon a proposal to approve an amendment to the Certificate of Incorporation to change the name of the Company from MedTech Diagnostics, Inc. to 4networld.com, Inc.;

                                   PROPOSAL 3

To consider and vote upon a proposal to approve a reverse split of the shares of the Company's issued and outstanding common stock such that one (1) share of "new" common stock will be issued in exchange for each fifty (50) shares of common stock currently issued and outstanding, any fractional shares of common stock which result from this share exchange will not be issued but will be rounded up and exchanged for one (1) whole share of the "new" common stock);

                                   PROPOSAL 4

To consider and vote upon a proposal to approve an amendment to the Certificate of Incorporation to decrease the shares of capital stock authorized for issuance from 500,000,000 shares of common stock to 105,000,000 shares of capital stock consisting of 100,000,000 shares of $.00001 par value common stock and 5,000,000 shares of $.01 par value preferred stock;

                                   PROPOSAL 5

To consider and vote upon a proposal to approve and ratify an amendment to the By-Laws of the Company to change the size of the Board of Directors from its current five members to "not less than three (3) members nor greater than eight
(8) members, with the exact number within that range to be fixed by resolution of the Board of Directors";

                                   PROPOSAL 6

To consider and vote upon a proposal to approve, ratify and adopt the 2000 Stock Incentive Plan of the Company (the "2000 Plan"); and

To transact such other business as may properly be brought before the Meeting.

         The Board of Directors has fixed the close of business on March 17, 2000 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. Each such Stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

         Stockholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope. Common stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted as follows:

         FOR Proposal 1 - the election of each nominee for director named herein;

         FOR Proposal 2 - the approval of the amendment to the Certificate of
                          Incorporation to change the name of the Company to 4networld.com, Inc.;

         FOR Proposal 3 - the approval of the reverse split of the shares of the
                          Company's issued and outstanding common stock such that one (1) share of "new" common stock will be issued in exchange for each fifty (50) shares of common stock currently issued and outstanding;

         FOR Proposal 4 - the approval of the amendment to the Certificate of
                          Incorporation to decrease the shares of capital stock authorized for issuance from 500,000,000 shares of common stock to 105,000,000 shares of capital stock consisting of 100,000,000 shares of $.00001 par value common stock and 5,000,000 shares of $.01 par value preferred stock;

         FOR Proposal 5 - the approval and ratification of the amendment to the
                          By-Laws to change the size of the Board of Directors from its current five members to "not less than three
                          (3) members nor greater than eight (8) members, with the exact number within that range to be fixed by resolution of the Board of Directors"; and

         FOR Proposal 6 - the approval, ratification and adoption of the adoption of the 2000 Plan.

         A Stockholder who so desires may revoke his proxy at any time before it is voted at the Meeting by:(i) delivering written notice to the Company, at MedTech Diagnostics, Inc., Attention: Steven N. Bronson, 900 Third Avenue, Suite 201, New York, New York 10022; (ii) duly executing a proxy bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

     The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

              RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

     Only Stockholders as of the close of business on March 17, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 281,400,000 shares of common stock outstanding, beneficially owned by approximately 2,740 shareholders, entitled to vote at the Meeting. Each share of the Company's common stock is entitled to one vote. See "Security Ownership of Certain Beneficial Owners and Management."

                                 REQUIRED VOTES

     The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1).

         The affirmative vote of a majority of the votes cast in person or by proxy is necessary: for the approval of the amendment to the Certificate of Incorporation to change the name of the Company to 4networld.com, Inc. (Proposal
2); for the approval of the reverse split of the shares of the Company's issued and outstanding common stock such that one (1) share of "new" common stock will be issued in exchange for each fifty (50) shares of common stock currently issued and outstanding (Proposal 3); for the approval of the amendment to the Certificate of Incorporation to decrease the shares of capital stock authorized for issuance from 500,000,000 shares of common stock to 105,000,000 shares of capital stock consisting of 100,000,000 shares of $.00001 par value common stock and 5,000,000 shares of $.01 par value preferred stock (Proposal 4); for the ratification and approval of the amendment to the By-Laws to change the size of the Board of Directors from its current five members to "not less than three (3) members nor greater than eight (8) members, with the exact number within that range to be fixed by resolution of the Board of Directors" (Proposal 5); and for the ratification and approval of the adoption of the 2000 Plan (Proposal 6).

     Votes at the Meeting will be tabulated by an independent inspector of election appointed by the Company or the Company's transfer agent. Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or have not received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum, but will not be deemed to have been voted in favor of such matter.

         Since the affirmative vote of a plurality of votes cast is required for the election of directors, abstentions and "broker non-votes" will have no effect on the outcome of the election of directors. Since the affirmative vote of a majority of the votes cast is necessary for the approval of Proposal 2, Proposal 3, and Proposal 4, and for the approval and ratification of Proposal 5 and Proposal 6, abstentions and "broker non-votes" will be counted for purposes of determining whether a quorum is present at the Meeting and abstentions will have the effect of negative votes.

                               PROXY SOLICITATION

     The Company will bear the costs of the solicitation of proxies for the Meeting. Directors and officers of the Company may solicit proxies from Stockholders by mail, telephone, telegram, personal interview or otherwise. Such directors and officers will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of common stock held of record by them and such custodians will be reimbursed for their reasonable expenses.

     IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON OR YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING BY GIVING WRITTEN NOTICE TO THE COMPANY ATTN: STEVEN N. BRONSON. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 17, 2000, certain information regarding the beneficial ownership of the common stock outstanding by (i) each person who is known to the Company to own 5% or more of the common stock, (ii) each director of the Company, (iii) each executive officer of the Company, and
(iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the Stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o MedTech Diagnostics, Inc., 900 Third Avenue, Suite 201, New York, New York 10022.

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)

                                            Number of              Percent
Name and Address                           Shares owned            of class
-----------------                          ------------            --------

Steven N. Bronson                           138,190,000              49.1%

Estate of Jeffrey Wenig
9 Dickens Avenue
Dix Hills, NY                                20,000,000              7.10%

All directors and executive officers
as a group (4 persons) (2)                  138,190,000              49.1%

(1) As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days.

(2) Mr. Bronson was the Sole Officer and Director of the Company during fiscal 1999. On March 17, 2000, Justin Model, Alan Rosenberg and Leonard Hagan were appointed to the Board of Directors under the By-Laws of the Company to fill vacancies on the Board. Messrs. Model, Rosenberg and Hagan do not beneficially own any common stock of the Company. However, if the Stockholders approve and ratify the 2000 Plan, then pursuant to the 2000 Plan, Messrs. Model, Rosenberg and Hagan will each receive an automatic grant of options to purchase 10,000 shares of the Company's common stock, with an exercise price equal to the Fair Market Value of the Company's common stock on the date of the grant.

                        EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the name, age and position of each of the executive officers of the Company as of March 17, 2000. The executive officers of the Company are appointed by and serve at the discretion of the Board of Directors of the Company.

NAME                         AGE                       POSITION
-------------------------------------------------------------------------

Steven N. Bronson             34                       Sole Officer

     See the table of nominees for election as directors for biographical data with respect to Mr. Bronson.

                             EXECUTIVE COMPENSATION

         Due to the reduced level of the Company's operations, no compensation was awarded to, earned by, or paid to, any of the Company's executive officers during the fiscal years ended September 30, 1999, and September 30, 1998.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Steven N. Bronson is the President of Catalyst Financial LLC ("Catalyst"), a full service securities brokerage and investment banking firm. Since September, 1998, the Company has utilized a portion of the premises occupied by Catalyst as its executive offices. Due to the reduced level of the Company's operations, Catalyst has, until further notice, waived the payment of rent by the Company. No rent was paid by the Company during the fiscal years ended September 30, 1999 and September 30, 1998. The Company currently has no agreements with Catalyst, however, the Company may engage Catalyst in the future for investment banking or financial advisory services.

                                LEGAL PROCEEDINGS

     The Company is not aware of any material proceedings to which any director, executive officer or affiliate of the Company or any security holder, including any owner of record or beneficially of more than 5% of any class of the Company's voting securities, is a party adverse to the Company or has a material interest adverse to the Company.

         On or about August 3, 1999, in connection with an agreement with a third party, who was a potential merger candidate, the Company made unsecured loans to the third party totaling $170,000, which bear interest at the rate of 10% per annum. The agreement, as amended, between the Company and the third party is annexed as an Exhibit to the Company's Form 10-KSB for the year ended September 30, 1999 and is expressly incorporated herein by reference. The merger negotiations between the Company and the third-party have been cancelled and the third party has failed to repay the loans as required by the agreement. On or about November 22, 1999, the Company commenced a lawsuit to recover the $170,000 loaned to the third party. The action is entitled: MedTech Diagnostics, Inc. v. Abtech Industries, Inc. and is pending in the New York State Supreme Court, New York County and has been assigned Index No. 99-605288. The Company has entered into a settlement agreement whereby Abtech Industries, Inc. has agreed to pay the Company $170,000, plus interest at a rate of 10% on that sum from August 3, 1999, on or before May 15, 2000. The settlement agreement is secured by a confession of judgment executed by Abtech Industries, Inc. There is no assurance that the Company will be able to recover any of the moneys loaned to the third party. The Company is not aware of any other material pending legal proceedings, to which the Company is a party.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As previously disclosed in the Company's Form 8-K, dated December 29, 1999, the Company dismissed Grant Thornton LLP as its independent accountants, on December 8, 1999. The reports of Grant Thornton LLP on the financial statements of the Company for the fiscal years ended September 30, 1998 and September 30, 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, however, the opinions included an explanatory paragraph stating that there were conditions that raised substantial doubt about the registrant's ability to continue as a going concern.

         In connection with Grant Thornton LLP's audits of the Company for the fiscal years ended September 30, 1998 and September 30, 1997 and through December 8, 1999, there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton LLP would have caused them to make a reference thereto in their report on the financial statements for such periods.

         During the fiscal years ended September 30, 1998 and September 30, 1997 and through December 8, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         The Company engaged Kaufman, Rossin & Co. as its new independent accountants, as of December 8, 1999, to audit the Company's financial statements for the fiscal year ended September 30, 1999. During the fiscal years ended September 30, 1998 and September 30, 1997 and through December 8, 1999, the Company has not consulted Kaufman, Rossin & Co. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of the Company, and either a written report was provided to the Company or oral advice was provided that Kaufman, Rossin & Co. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue.

         During the fiscal years ended September 30, 1998 and September 30, 1997 and through December 8, 1999, the Company has not consulted Kaufman, Rossin & Co. regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.



                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     As set forth in greater detail in Proposal 5 of this Proxy Statement, on March 17, 2000, the Board approved an amendment to the By-Laws of the Company to change the size of the Board from five members to "not less than three (3) members nor greater than eight (8) members, with the exact number within that range to be fixed by resolution of the Board of Directors." On that date the Board set the number of directors at four. Therefore, in the event of the ratification and approval of Proposal 5 by the Stockholders at the Meeting, the By-Laws of the Company shall provide that the Company have four directors.

         Directors of the Company are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified in accordance with the Company's By-Laws. There are no family relationships among any of the directors or executive officers of the Company.

         The Company's Certificate of Incorporation provides that no director shall be liable to the corporation or any of its stockholders for monetary damages, for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under
Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit. The Company has agreed to indemnify to the fullest extent permitted by Sections 102(b)(7) and 145 of the Delaware General Corporation Law, as amended from time to time, each person that such Sections grant the Company the power to indemnify .

     Unless otherwise specified, each proxy received will be voted for the election of the four nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in the Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the By-Laws of the Company.

     The following persons have been nominated as directors:

     STEVEN N. BRONSON, 34 years old, has served as a director of the Company since June 1996 and has been the sole officer of the Company since September 1998. From September 1998 through March 17, 2000, Mr. Bronson was the sole director of the Company. Mr. Bronson is also the President of Catalyst Financial LLC, a privately held full service securities brokerage and investment banking firm. Mr. Bronson has held that position since September 24, 1998. During the period of 1991 through September 23, 1998, Mr. Bronson was President of Barber & Bronson Incorporated, a full service securities brokerage and investment banking firm. In addition, Mr. Bronson is the Chairman of the Board of Directors of Mikron Instrument Company, Inc., a publicly traded corporation. Mr. Bronson is also an officer and director of Bio-Medical Automation, Inc., a publicly traded corporation.

     JUSTIN MODEL, 30 years old, has served as a director of the Company since March 17, 2000. Mr. Model has been the Director of Business Development at Predict It.com, a publicly traded company, since December 1999. Predict It.com is a provider and distributor of user-generated prediction content on the Internet. Mr. Model is responsible for creating and establishing strategic relationships and partnerships with sports, finance, news, portal, and community content sites. From 1996 to 1999, Mr. Model served as Vice President for Business Development at the New York City Economic Development Corporation (EDC) under the auspices of Mayor Rudolph Giuliani. The EDC is New York City's primary vehicle for economic development services. At the EDC, Mr. Model was responsible for promoting New York City as a business center and facilitating the entry and retention of businesses in that city. Mr. Model received his Bachelors of Arts from Skidmore College in 1991 and a Masters of Business Administration from Fordham University, with honors, in 1992.

     ALAN ROSENBERG, 30 years old, has served as a director of the Company since March 17, 2000. Mr. Rosenberg has served as the Deputy Director of the Management Information Systems division of the New York City Mayor's Office since 1998. As Deputy Director, Mr. Rosenberg oversees the day-to-day operations as well as the development of Information Technology strategies and policies. For the period 1994 through 1998, Mr. Rosenberg served as Director of Procurement for the New York City Mayor's Office where he managed and administered contracts valued at $2.8 billion. Prior to that position, he assisted the New York City Deputy Mayor for Economic Development in coordinating and overseeing several city agencies. Mr. Rosenberg received his Bachelors of Arts from Ohio State University in 1992.

     LEONARD HAGAN, 48 years old, has served as a director of the Company since March 17, 2000. Mr. Hagan is a certified public accountant who since 1993 has been a partner at Hagan & Burns CPA's, PC, an accounting firm, in New York, New York. Mr. Hagan is also affiliated with LaFond, Hagan & Burns Associates, a financial services consulting firm that was formed in 1998. Mr. Hagan received his Bachelors of Arts from Ithaca College in 1974, and a Masters of Business Administration from Cornell University in 1976. Mr. Hagan is registered as the Financial and Operations Principal for the following broker-dealers registered with the Securities and Exchange Commission: Mason Hill & Co., Inc., Adelphia Capital LLC, Magna Securities Corp., Wintrade Inc. and Perez & Associates, LLC. Mr. Hagen is also a director of Bio-Medical Automation, Inc., a publicly traded corporation.

       INFORMATION CONCERNING MEETINGS OF THE BOARD OF DIRECTORS AND BOARD
                      COMMITTEES AND DIRECTOR COMPENSATION

     During fiscal 1999, Mr. Bronson was the sole member of the Board of Directors of the Company and all Board action during fiscal 1999 was carried out by unanimous written consent. There were no standing Board Committees during fiscal 1999.

         During fiscal 1999, the Company did not have a standing Audit Committee. All functions typically taken by an audit committee, including the review of the accuracy and sufficiency of the Company's financial disclosure, were carried out by the Board of Directors.

                            COMPENSATION OF DIRECTORS

     During fiscal 1999, no compensation was paid to any director of the Company for their services as directors. However, in the event the 2000 Plan is approved and ratified by the Stockholders at the Meeting, directors of the Company who are not employees of the Company, namely Messrs. Model, Rosenberg, and Hagan (collectively the "Non-Employee Directors" and individually the "Non-Employee Director") will be compensated for their services as directors through their participation in the 2000 Plan. The 2000 Plan contains an automatic stock option grant provision pursuant to which non-qualified options to acquire 10,000 shares of common stock are automatically granted to each Non-Employee Director on the date of his or her initial appointment or election to the Board of Directors or the Stockholders' ratification and approval of the 2000 Plan, whichever is later, in consideration for service as a director of the Company. The exercise price for all 10,000 options granted to each Non-Employee Director under the 2000 Plan is the closing price of the common stock on the date of the grant as quoted on such exchange as the common stock may then be trading. See "SUMMARY OF 2000 STOCK INCENTIVE PLAN," below, and Appendix C attached hereto.

                    INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     Except as hereinafter provided, no director, director nominee, executive officer, promoter or control person has, within the last five years: (i) had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the "Commission") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.


                                   PROPOSAL 2

                  APPROVAL OF THE AMENDMENT TO THE CERTIFICATE
               OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

         The Board of Directors has deemed it advisable to amend the Certificate of Incorporation to change the name of the Company to 4networld.com, Inc. The Board of Directors has adopted the appropriate resolution to carry out such amendment to the Certificate of Incorporation and is presently seeking Stockholder approval to change the name of our Company from MedTech Diagnostics, Inc. to 4networld.com, Inc. The Board believes a change in our corporate name is desirable in view of the new business strategy of our Company. The Company's new business strategy is to acquire, market and fund Internet and technology related companies in their early stages of development and to act as an incubator for those companies. The new business strategy will focus on acquiring, marketing and funding Internet and technology companies whose primary market is business-to-business services or products. In this respect, our Board of Directors believes that the name change will promote our new corporate image in the marketplace and thereby enhance the marketability of our services.

         The name change will be effected by the filing with the Secretary of State of Delaware of a Certificate of Amendment to the Certificate of Incorporation in substantially the form attached as Appendix A to this Proxy Statement. The name change will become effective on the date of filing, unless the Company specifies otherwise. Assuming Stockholder approval of this proposal is obtained, the Company plans to file the Certificate of Amendment at a time to be determined by the officers of the Company, but in any event not later than ten (10) business days after the Meeting.

         The affirmative vote of a majority of the shares of our common stock outstanding will be required to approve Proposal 2. Unless otherwise indicated, properly executed Proxies will be voted in favor of Proposal 2.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                                   PROPOSAL 3

                            APPROVAL OF REVERSE SPLIT

                                     GENERAL

         The Board of Directors has deemed it advisable to amend the Certificate of Incorporation to effect a fifty (50) shares for (1) share stock exchange. The Board of Directors has adopted the appropriate resolution to carry out such amendment to the Certificate of Incorporation and is presently seeking Stockholder approval of an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the Company's outstanding common stock, pursuant to which each fifty (50) shares of outstanding common stock will automatically be combined and changed into one (1) share of "new" common stock (the "Reverse Stock Split").

                       PURPOSES OF THE REVERSE STOCK SPLIT

         The Company believes that the Reverse Stock Split could increase the acceptance of the common stock by the financial community and the investing public.

         The Company's common stock is traded on NASDAQ's over-the-counter bulletin board. On March 17, 2000, the bid price for the common stock as reported by the National Quotation Bureau was $.175 per share. The Company's common stock is considered to be a "penny stock" and as such is more difficult to trade and will not qualify for margin accounts at most if not all brokerage firms. The Reverse Stock Split would decrease the number of shares outstanding and presumably increase the per share market price of the common stock. However, the share price of the common stock may also be based on Company performance and other factors, some of which may be unrelated to the number of shares outstanding. Accordingly, there can be no assurance that the price of the common stock after the Reverse Split would actually increase in an amount proportionate to the decrease in the number of outstanding shares.

         Although the Company believes that the Reverse Stock Split will have no detrimental effect on the total value of the Company's common stock, there can be no assurance that the total value of the Company's common stock after the Reverse Stock Split will be the same as before. However, to the extent that a Stockholder's holding is reduced by reason of the Reverse Stock split to less than 100 shares of common stock, the brokerage fees for the sale of his or her shares will in all likelihood be higher than the brokerage fees applicable to the sale of round lots of shares.

                CERTAIN OTHER EFFECTS OF THE REVERSE STOCK SPLIT

         On March 17, 2000, there were 281,400,000 shares of common stock outstanding. Consummation of the Reverse Stock Split would decrease the number of outstanding shares of common stock to approximately 5,628,000 shares. The par value of the common stock will remain $.00001 per share following consummation of the Reverse Stock Split. Following consummation of the Reverse Stock Split and assuming the approval of Proposal 4 (Decrease in the Number of Authorized Shares), discussed below, there will be approximately 94,372,000 authorized shares of common stock $.00001 par value will be available for future issuance by the Company from time to time.

         Subject to the provisions for elimination of fractional shares as described below, consummation of the Reverse Stock Split will not result in a change in the relative equity position or voting power of the holders of common stock.

                  MANNER OF EFFECTING THE REVERSE STOCK SPLIT;
     EXCHANGE OF CERTIFICATES AND ELIMINATION OF FRACTIONAL SHARE INTERESTS

         The Reverse Stock Split will be effected by the filing with the Secretary of State of Delaware of a Certificate of Amendment in substantially the form attached as Appendix A to this Proxy Statement. The Reverse Stock Split will become effective on the date of filing unless the Company specifies otherwise or the Stockholders vote against the Reverse Stock Split (the "Effective Date"). Assuming Stockholder approval of this proposal is obtained, the Company plans to file the Certificate of Amendment at a time to be determined by the officers of the Company, but in any event not later than ten
(10) business days after the Meeting.

         On the Effective Date, each fifty (50) shares of "old" common stock will automatically be combined and changed into one (1) share of "new" common stock. No additional action on the part of the Company or any Stockholder will be required in order to effect the Reverse Stock Split. Stockholders will be requested to exchange their certificates representing shares of common stock held prior to the Reverse Stock Split for new certificates representing shares of common stock issued as a result of the Reverse Stock Split. Stockholders will be furnished the necessary materials and instructions to effect such exchange promptly following the Effective Date by the Company's transfer agent. Certificates representing shares of "old" common stock subsequently presented for transfer will not be transferred on the books and records of the Company until the certificates representing the shares of "old " common stock have been exchanged for certificates representing shares of "new" common stock. Stockholders should not submit any certificates until requested to do so. In the event any certificate representing shares of "old" common stock is not presented for exchange upon request by the Company, any dividends that may be declared after the Effective Date with respect to the common stock represented by such certificate will be withheld by the Company until such certificate has been properly presented for exchange, at which time all such withheld dividends which have not yet been paid to the public official pursuant to relevant abandoned property laws, will be paid to the holder thereof or his designee, without interest.

         No fractional shares of "new" common stock will be issued to any Stockholder. Any fractional shares of common stock which would result from the Reverse Stock Split will not be issued, but will be rounded up and exchanged for one (1) whole share of the "new" common stock. Accordingly, Stockholders of record who would otherwise be entitled to receive fractional shares of "new" common stock, will, upon surrender of their certificates representing "old" shares of common stock, receive one (1) share of "new" common stock.

         EXAMPLE 1: Shareholder A owns 25,000 shares of the Company's common stock.

                    If Proposal 3 is approved by the Stockholders, then:

                    Shareholder A will own 500 shares of the Company's common stock. [25,000 divided by 50 equals 500]

         EXAMPLE 2: Shareholder B owns 15,287 shares of the Company's common stock.

                    If Proposal 3 is approved by the Stockholders, then:

                    Shareholder B will own 306 shares of the Company's common stock. [15,287 divided by 50 equals 305.74. The 74/100 share of common stock will be rounded up to 1 full share of common stock. Thus, after the Reverse Stock Split Shareholder B owns 306 shares of the Company's common stock].

           FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

         The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion should not be considered tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all Stockholders. In particular, this discussion does not address the tax treatment of special classes of Stockholders, such as banks, insurance companies, tax-exempt entities, and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

         The combination and change of each fifty (50) shares of "old" common stock into one share of "new" common stock will be a tax-free transaction, and the holding period and tax basis of the "old" common stock will be transferred to the "new" common stock received in exchange therefor.

         The affirmative vote of a majority of the shares of our common stock outstanding will be required to approve Proposal 3. Unless otherwise indicated, properly executed Proxies will be voted in favor of Proposal 3.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

                                   PROPOSAL 4

                  APPROVAL OF THE AMENDMENT TO THE CERTIFICATE
          OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES

         The Board of Directors has deemed it advisable to amend the Certificate of Incorporation to decrease the number of authorized shares of capital stock of the Company from 500,000,000 shares consisting solely of common stock par value $.00001 per share to 105,000,000 shares of capital stock consisting of 100,000,000 shares of $.00001 par value common stock and 5,000,000 shares of $.01 par value preferred stock. The Board of Directors has adopted the appropriate resolution to carry out such amendment to the Certificate of Incorporation and is presently seeking Stockholder approval of such amendment to the Certificate of Incorporation.

         The Certificate of Incorporation of the Company presently authorizes the issuance of a total of 500,000,000 shares of capital stock, all of which is common stock, par value $.00001 per share. On March 17, 2000, the Board of Directors adopted a resolution proposing and declaring the advisability of an amendment to the Company's Certificate of Incorporation decreasing the authorized number of shares of capital stock for issuance from 500,000,000 shares to 105,000,000 shares consisting of 100,000,000 shares of $.00001 par value common stock and 5,000,000 shares of $.01 par value preferred stock. With respect to the preferred stock, the proposed amendment to the Certificate of Incorporation authorizes the Board of Directors, subject to limitations prescribed by law, to provide for the issuance of the shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. A form of the proposed Certificate of Amendment to the Certificate of Incorporation is attached as Appendix A to this Proxy Statement.











                  [remainder of page intentionally left blank]

         Below is a description of the change in the number of shares and types of capital stock authorized for issuance by the Company if Proposal No. 4 is approved by the Stockholders:

         Currently the Certificate of Incorporation for the Company authorizes for issuance 500,000,000 shares of capital stock consisting of:

Number of Shares                    Class                     Par Value
----------------                    -----                     ---------

500,000,000                         Common Stock              $.00001

         If a majority of the issued and outstanding shares of the Company's common stock are voted in favor of Proposal No. 4, then the Company will be authorized to issue 105,000,000 shares of capital stock consisting of:

Number of Shares                    Class                     Par Value
----------------                    -----                     ---------

100,000,000                         Common Stock              $.00001

5,000,000                           Preferred Stock           $.01

         The Board of Directors believes that this reduction in the number of shares of common stock authorized for issuance and the creation of a preferred stock are advisable to give the Company a more attractive and flexible capital structure to assist the Company in consummating any future merger, acquisition, reorganization, or other transaction. Also, the reduction in authorized shares of capital stock may allow the Company to reduce certain future franchise tax expenses. The Company is a Delaware corporation and is subject to an annual franchise tax payment under Delaware law. Delaware's annual franchise tax payment is calculated by one of two methods - the authorized number of shares method or the assumed capital method. Between the two methods the lesser tax is payable. A reduction in authorized shares would, ipso facto, reduce the amount of tax due as calculated by the authorized shares method.

              MANNER OF EFFECTING THE DECREASE IN AUTHORIZED SHARES

         The decrease in authorized shares of the Company's common stock will be effected by the filing with the Secretary of State of Delaware of a certificate of Amendment in substantially the form attached as Appendix A to this Proxy Statement. The decrease in authorized shares of the Company's common stock will become effective on the date of filing, unless the Company specifies otherwise. Assuming Stockholder approval of this proposal is obtained, the Company plans to file the Certificate of Amendment at a time to be determined by the officers of the Company, but in any event not later than ten (10) business days after the Meeting.

         The Directors believe that following the approval of the reduction in the authorized capital stock of the Company, there will be sufficient authorized but unissued shares of both common and preferred stock to provide the Company with the flexibility it might need in the future.

         The affirmative vote of a majority of the shares of our common stock outstanding will be required to approve this Proposal 4. Unless otherwise indicated, properly executed Proxies will be voted in favor of Proposal 4.

           THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 4.



                                   PROPOSAL 5

            RATIFICATION AND APPROVAL OF THE AMENDMENT TO THE BY-LAWS
                  TO CHANGE THE SIZE OF THE BOARD OF DIRECTORS

         The Board of Directors has deemed it advisable to amend Article III,
Section 1 of the By-Laws of the Company to change the size of the Board of Directors from its current five members to "not less than three (3) members nor greater than eight (8) members, with the exact number within that range to be fixed by resolution of the Board of Directors." The Board has taken action to adopt such amendment to the By-Laws of the Company and is presently seeking Stockholder approval and ratification of the amendment to the Company's By-Laws.

         Prior to March 17, 2000, Article III, Section 1 of the By-Laws of the Company provided that the authorized number of directors shall be five. On March 17, 2000, pursuant to the Company's By-Laws, the Board of Directors amended
Article III, Section 1 of the By-Laws of the Company to change the size of the Board of Directors from its current five members to not less than three members nor greater than eight members, with the exact number within that range to be fixed by resolution of the Board of Directors, and fixed the exact number of directors within the proposed range at four. The Board is presently seeking Stockholder approval and ratification of the amendment to Article III, Section 1 of the By-Laws. A copy of the Amended and Restated By-Laws of the Company is attached hereto as Appendix B.

         The purpose of this amendment to the By-Laws is to provide greater flexibility to the Board with respect to determining the number of directors on the Board. With the ability to fix the number of directors at a number between three and eight, the Company would have the flexibility in future merger, acquisition, reorganization or other negotiations to retain additional directors whose skill and experience would benefit the Company and the conduct and operations of the Board without subjecting the Company or its Stockholders to the additional expense and effort required to amend the By-Laws each time the Company wishes to add a new director.

         The affirmative vote of a majority of the shares of our common stock outstanding will be required to approve this Proposal 5. Unless otherwise indicated, properly executed Proxies will be voted in favor of Proposal 5.

           THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 5.

                                   PROPOSAL 6

                    ADOPTION OF THE 2000 STOCK INCENTIVE PLAN

         The Board of Directors has deemed it advisable to adopt the 2000 Plan. The Board has taken action to adopt the 2000 Plan and is presently seeking Stockholder approval, ratification and adoption of the 2000 Plan.

         The 2000 Plan was adopted by the Board of Directors on March 17, 2000, and will become effective on May 12, 2000, subject to approval by the Stockholders at the Meeting. The purpose of the 2000 Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees, officers, directors, consultants, independent contractors and advisors to promote the growth and success of the Company's business. Stock incentive plans such as the 2000 Plan have become particularly important for the Company to be able to retain and attract key management and directors because of the competitive nature of the market in which the Company operates.

     The following summary of the 2000 Plan is qualified in its entirety by reference to the text of the 2000 Plan as set forth in Appendix C hereto.

                    SUMMARY OF THE 2000 STOCK INCENTIVE PLAN

     ADMINISTRATION AND ELIGIBILITY. The 2000 Plan authorizes the issuance of up to 1,100,000 shares of common stock (after giving effect to the fifty (50) for one (1) reverse stock split described in Proposal 2) upon the exercise of stock options or in connection with the issuance of restricted stock and stock bonuses. The 2000 Plan authorizes the granting of (i) stock options, restricted stock and stock bonuses to employees, officers, directors and consultants, independent contractors and advisors of the Company and its subsidiaries provided such consultants, independent contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction and (ii) a non-discretionary automatic award of stock options to each of the non-employee directors of the Company. The 2000 Plan provides for its administration by either a committee of two or more outside directors or the Board of Directors (the "Administrator"). In general, the Administrator, in its sole discretion, determines which eligible employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries may participate in the 2000 Plan and the type, extent and terms of the equity-based awards to be granted to them.

     The 2000 Plan provides for the grant of both incentive stock options ("ISOs") that qualify under Section 422 of the Code, and non-qualified stock options ("NQSOs"). ISOs may be granted only to employees of the Company or of a parent or subsidiary of the Company. NQSOs (and all other awards other than ISOs) may be granted to employees, officers, directors and consultants, independent contractors and advisors that render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of ISOs must be at least equal to the fair market value of the Company's common stock on the date of grant. The exercise price of ISOs granted to 10% Stockholders must be at least equal to 110% of that value. The exercise price of NQSOs must be at least equal to 65% of the fair market value of the Company's common stock on the date of grant. The maximum term of options granted under the 2000 Plan is ten years. Awards granted under the 2000 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee (unless otherwise determined by the Administrator and set forth in the award agreement with respect to awards that are NQSOs). Options granted under the 2000 Plan generally expire three months after the termination of the optionee's service to the Company or a parent or subsidiary of the Company, except in the case of death or disability, in which case the options generally may be exercised up to 12 months following the date of death or termination of service. Options will generally terminate immediately upon termination for cause. In the event of the Company's dissolution or liquidation or a "change in control" transaction, outstanding awards may be assumed or substituted by the successor corporation (if any). In the discretion of the Administrator the vesting of such awards may accelerate upon such transaction.

     RESTRICTED STOCK. The Administrator may make grants of restricted stock for cash or other consideration, as the Administrator determines. The number of shares of common stock granted to each grantee will be determined by the Administrator. Grants of restricted stock will be made subject to such restrictions and conditions as the Administrator may determine in its sole discretion, including periods of restriction on transferability during which time the grant may be required to be deposited with an escrow agent, if the Administrator so determines.

     STOCK BONUSES. A stock bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any subsidiary of the Company for past or future services. Stock bonuses and the criteria they are based upon will be determined by the Administrator.

     AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS. The 2000 Plan provides for the automatic grant of NQSOs to each of the Company's non-employee directors to purchase 10,000 shares of common stock of the Company, after giving effect to the May 11, 2000 fifty (50) shares for one (1) share reverse stock split (the "Automatic Director Stock Options"). Under the 2000 Plan each non-employee director of the Company shall receive the Automatic Director Stock Options on the day of their appointment to the Board under the By-Laws of the Company or their election to the Board at the annual meeting of stockholders of the Company or at a special meeting of stockholders of the Company, whichever date is first to occur. No Automatic Director Stock Options will be granted under the 2000 Plan until the Stockholders of the Company approve, ratify and adopt the 2000 Plan. The Automatic Director Stock Options will have an exercise price per share equal to the fair market value thereof on the date of grant and will be exercisable for a period of ten years from the date of grant. All of such Automatic Director Stock Options will vest immediately upon the date of grant. Thus, the current non-employee directors of the Company, Messrs. Model, Rosenberg and Hagan, will not be entitled to receive their Automatic Director Stock Options until the Stockholders of the Company ratify and approve the 2000 Plan at the Meeting.

     AMENDMENT. The Board has the right to amend, suspend or terminate the 2000 Plan at any time, provided, however, that no amendment or change in the 2000 Plan that requires Stockholder approval will be effective without such approval.

     CERTAIN TAX CONSEQUENCES. No taxable income is realized by an optionee upon the grant or exercise of an ISO. If common stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i)upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the optionee's employer for Federal income tax purposes. If common stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (ii) the optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the common stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the employer. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a non-ISO. For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-ISO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

     With respect to non-ISOs (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Individuals subject to Section 16(b) of the Exchange Act will recognize ordinary income at the time of exercise of a non-ISO as noted above, provided at least six months have elapsed from the date of grant to the date of exercise. In the event that less than six months have elapsed, such individual will recognize ordinary income at the time such six month period elapses in an amount equal to the excess of the fair market value of the shares on such date over the exercise price.

     The granting of an award of restricted stock does not result in taxable income to the recipient unless the recipient elects to report the award as taxable income under Section 83(b) of the Internal Revenue Code. Absent such an election, the value of the award is considered taxable income once it is vested and distributed. Dividends are paid concurrent with, and in an amount equal to, ordinary dividends and are taxable as paid. If a Section 83(b) election is made, the recipient recognizes ordinary income in the amount of the total value on the date of grant and the Company receives a corresponding tax deduction. Any gain or loss subsequently experienced will be a capital gain or loss to the recipient and the Company does not receive an additional tax deduction.

     NEW PLAN BENEFITS. The grant of options under the 2000 Plan is within the discretion of the Administrator, except that non-employee directors of the Company will receive an automatic grant of NQSOs, as noted above. The Company cannot forecast the extent of option grants that will be made in the future. Information with respect to compensation paid and other benefits, including options, granted in respect of the 1999 fiscal year to the Executive Officer is set forth above. During fiscal 1999, no stock options were granted to any of the officers or directors of the Company.

         The affirmative vote of a majority of the shares of our common stock outstanding will be required to approve this Proposal 6. Unless otherwise indicated, properly executed Proxies will be voted in favor of Proposal 6.

           THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 6.


                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Special Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and any persons who own more than 10% of the Company's capital stock to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of the Company's capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in the Company's capital stock during the 1999 fiscal year were timely filed with the Commission and the National Association of Securities Dealers.

                             FORMS 10-KSB AND 10-QSB

     A copy of the Company's 1999 Annual Report on Form 10-KSB for the year ended September 30, 1999, including the financial statements and schedules, and its Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 1999, both as filed with the Commission, accompany this Proxy Statement. Any Stockholder who has not received a copy of such 1999 Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB and wishes to do so should direct a written request to the Company's Corporate Secretary by mail at 900 Third Avenue, Suite 201, New York, New York 10022 or by telephone at (212) 610-2778.


                                     FOR THE BOARD OF DIRECTORS
                                     OF MEDTECH DIAGNOSTICS, INC.


                                     /s/ STEVEN N. BRONSON

                                     STEVEN N. BRONSON, Chairman

                                                                   Appendix A


                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                            MEDTECH DIAGNOSTICS, INC.

         MEDTECH DIAGNOSTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of MEDTECH DIAGNOSTICS, INC. duly adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the Corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof.

SECOND: That the Certificate of Incorporation of the Corporation is hereby amended by changing the Article thereof numbered FIRST so that, as amended, said Article shall be and read as follows:

                  FIRST:            The name of the corporation is:
                                    4networld.com, Inc.

THIRD: That the Certificate of Incorporation of the Corporation is hereby amended by changing the Article thereof numbered FOURTH so that, as amended, said Article shall be and read as follows:

                  FOURTH: The corporation shall be authorized to issue the following shares:

                  Class             Number of Shares            Par Value
                  -----             ----------------            ---------
                  Common Stock      100,000,000                 $.00001

                  Preferred Stock   5,000,000                   $.01

                  Common Stock

                           Each share of Common Stock currently issued and outstanding or issued and held in the treasury of the Corporation as of the close of business on the date on which this Certificate of Amendment of the Certificate of Incorporation of the Corporation adding this paragraph shall become effective (the "Effective Date"), is hereby automatically and without further action reclassified, converted and changed to provide that one (1) "new" share of common stock of the Corporation will be exchanged for each fifty (50) shares of currently issued and outstanding common stock of the Corporation, any fractional shares of common stock which result from this share exchange will not be issued but will be rounded up and exchanged for one (1) whole share of the "new" common stock. The "new" common stock issued in this exchange will have the same rights and preferences as the currently outstanding shares of common stock of the Company.

                  Preferred Stock

                           Subject to the provisions of this Certificate of Incorporation, the Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                           (a) The number of shares constituting that series and the distinctive designation of that series;


                           (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

                           (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

                           (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                           (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                           (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; and

                           (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series."

FOURTH: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

FIFTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SIXTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by Steven N. Bronson, its President, this day of May, 2000.


                                           By:
                                              ----------------------------
                                              Steven N. Bronson, President

                                                                    Appendix B

                          AMENDED AND RESTATED BY-LAWS
                          OF MEDTECH DIAGNOSTICS, INC.

                                   ARTICLE I
                                    OFFICES

         SECTION 1. REGISTERED OFFICE. The registered office shall be established and maintained at c/o United Corporate Services, Inc., 410 South State Street, Dover, Delaware 19901 and United Corporate Services, Inc. shall be the registered agent of this corporation in charge thereof.

         SECTION 2. OTHER OFFICES. - The corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time appoint or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         SECTION 1. ANNUAL MEETINGS. Annual meetings of stockholders for the election of directors and for such other business as may be stated in the notice of the meeting, shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of meeting. In the event the Board of Directors fails to so determine the time, date and place of meeting, the annual meeting of stockholders shall be held at the registered office of the corporation in Delaware.

         If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors and they may transact such other corporate business as shall be stated in the notice of that meeting.

         SECTION 2. OTHER MEETINGS. Meetings of stockholders for any purpose other than the election of directors may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting.

         SECTION 3. VOTING. Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation and in accordance with the provisions of these By-Laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder, but no proxy shall be voted after three years from its date unless such proxy provides for a longer period. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting, shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware.

         A complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city, where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         SECTION 4. QUORUM. Except as otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting at originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

         SECTION 5. SPECIAL MEETINGS. Special meetings of the stockholders for any purpose or purposes may be called by the President or Secretary, or by resolution of the directors.

         SECTION 6. NOTICE OF MEETINGS. Written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat at his address as it appears on the records of the corporation, not less than ten nor more than fifty days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the stockholders entitled to vote thereat.

         SECTION 7. ACTION WITHOUT MEETING. Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE III

                                   DIRECTORS

         SECTION 1. NUMBER AND TERM. The number of directors shall be not less that three (3) members nor greater that eight (8) members, with the exact number within that range to be fixed by resolution of the Board of Directors. The directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until his successor shall be elected and shall qualify. A director need not be a stockholder.

         SECTION 2. RESIGNATIONS. Any director, member of a committee or other office may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

         SECTION 3. VACANCIES. If the office of any director, member of a committee or other officer becomes vacant, the remaining directors in office, though less than a quorum by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his successor shall be duly chosen.

         SECTION 4. REMOVAL. Any director or directors may be removed either for or without cause at any time by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote, at a special meeting of the stockholders called for the purpose and the vacancies thus created may be filled, at the meeting held for the purpose of removal, by the affirmative vote of a majority in interest of the stockholders entitled to vote.

         SECTION 5. INCREASE OF NUMBER. The number of directors may be increased by amendment of these By-Laws by the affirmative vote of a majority of the directors, though less than a quorum, or, by the affirmative vote of a majority in interest of the stockholders, at the annual meeting or at a special meeting called for that purpose, and by like vote the additional directors may be chosen at such meeting to hold office until the next annual election and until their successors are elected and qualify.

         SECTION 6. POWERS. The Board of Directors shall exercise all of the powers of the corporation except such as are by law, or by the Certificate of Incorporation of the corporation or by these By-Laws conferred upon or reserved to the stockholders.

         SECTION 7. COMMITTEES. The Board of Directors may, by resolution or resolutions passed by a majority of the whole board, designate one or more committees, each committee to consist of two or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members, thereof present at any such meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of

Directors to act at the meeting in the place of any such absent or disqualified member.

         Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power of authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the By-Laws of the corporation; and unless the resolution, these By-Laws, or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance cf stock.

         SECTION 8. MEETINGS. The newly elected Board of Directors may hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders; or the time and place of such meeting may be fixed by consent, in writing, of all the directors.

         Unless restricted by the incorporation document or elsewhere in these By-laws, members of the Board of Directors or any committee designated by such Board may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such meeting. Regular meetings of the Board of Directors may be scheduled by a resolution adopted by the Board. The Chairman of the Board or the President or Secretary may call, and if requested by any two directors, must call special meeting of the Board and give five days notice by mail, or two days notice personally or by telegraph or cable to each director. The Board Of Directors may hold an annual meeting, without notice, immediately after the annual meeting of shareholders.

         SECTION 9. QUORUM. A majority of the directors shall constitute a quorum for the transaction of business. If at any meeting of the board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

         SECTION 10. COMPENSATION. Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the board a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

         SECTION 11. ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the board, or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee.

                                   ARTICLE IV

                                    OFFICERS

         SECTION 1. OFFICERS. The officers of the corporation shall be a President, a Treasurer, and a Secretary, all of whom shall be elected by the Board of Directors and who shall hold office until their successors are elected and qualified. In addition. the Board of Directors may elect a Chairman, one or more Vice-Presidents and such Assistant Secretaries and Assistant Treasurers as they may deem proper. None of the officers of the corporation need be directors. The officers shall be elected at the first meeting of the Board of Directors after each annual meeting. More than two offices may be held by the same person.

         SECTION 2. OTHER OFFICERS AND AGENTS. The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their office for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         SECTION 3. CHAIRMAN. The Chairman of the Board of Directors, if one be elected, shall preside at all meetings of the Board of Directors and he shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.

         SECTION 4. PRESIDENT. The President shall be the chief executive officer of the corporation and shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. He shall preside at all meetings of the stockholders if present thereat, and in the absence or non-election of the Chairman of the Board of Directors, at all meetings of the Board of Directors, and shall have general supervision, direction and control of the business of the corporation . Except as the Board of Directors shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages and other contracts in behalf of the corporation, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or the Treasurer or Assistant Secretary or an Assistant Treasurer.

         SECTION 5. VICE-PRESIDENT. Each Vice-President shall have such powers and shall perform such duties as shall be assigned to him by the directors.

         SECTION 6. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the corporation. He shall deposit all moneys and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, or the President, taking proper vouchers for such disbursements. He shall render to the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond for the faithful discharge of his duties in such amount and with such surety as the board shall prescribe,

         SECTION 7. SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors, and all other notices required by the law or by these By-Laws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the President, or by the directors, or stockholders, upon whose requisition the meeting is called as provided in these by-Laws. He shall record all the proceedings of the meetings of the corporation and of the directors in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the directors or the President. He shall have the custody of the seal of the corporation and shall affix the same to all instruments requiring it, when authorized by the directors or the President, and attest the same.

         SECTION 8. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the directors.

                                   ARTICLE V

                                 MISCELLANEOUS

         SECTION 1. CERTIFICATES OF STOCK. A certificate of stock, signed by the Chairman or Vice-Chairman of the Board of Directors, if they be elected, President or Vice-President, and the Treasurer or an Assistant Treasurer, or Secretary or Assistant Secretary, shall be issued to each stockholder certifying the number of shares owned by him in the Corporation. When such certificates are countersigned (1) by a transfer agent other than the corporation or its employee, or, (2) by a registrar other than the corporation or its employee, the signatures of such officers may be facsimiles.

         SECTION 2. LOST CERTIFICATES. A new certificate of stock may be issued in the place of any certificate theretofore issued by the corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

         SECTION 3. TRANSFER OF SHARES. The shares of stock of the corporation shall be transferrable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificate shall be surrendered to the corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the directors may designate, by whom they shall be cancelled, and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

         SECTION 4. STOCKHOLDERS RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjournment meeting.

         SECTION 5. DIVIDENDS. Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the corporation available for dividends, such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the corporation.

         SECTION 6. SEAL. The corporate seal shall be circular in form and shall contain the name of the corporation, the year of its creation and the words "Corporate Seal, Delaware. 1986". Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         SECTION 7. FISCAL YEAR. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

         SECTION 8. CHECKS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.

         SECTION 9. NOTICE AND WAIVER OF NOTICE. Whenever any notice is required by these By-Laws to be given personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage, prepaid, addressed to the person entitled thereto at his address as it appears on the records of the corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by Statute. Whenever any notice whatever is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the corporation on these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE VI

                                   AMENDMENTS

         These By-Laws may be altered or repealed and By-Laws may be made at any annual meeting of the stockholders or at any special meeting thereof if notice of the proposed alteration or repeal of By-Law or By-Laws to be made be contained in the notice of such special meeting, by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board of Directors, at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, if notice of the proposed alteration or repeal of By-Law or By-Laws to be made, be contained in the notice of such special meeting.

                                                                    Appendix C

                              4networld.com, Inc.

                           2000 STOCK INCENTIVE PLAN


                  1. Purpose. The purpose of the 4networld.com, Inc. 2000 Stock Incentive Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between stockholders and these eligible persons.

                  So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Bonuses, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 25.

                  2. Shares Subject to The Plan. Subject to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,100,000 Shares of the Company's authorized but unissued shares of common stock, after giving effect to the May 11, 2000 one (1) for fifty (50) share exchange, plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                  3. Eligibility. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Affiliate or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

                  4.       Administration.

                           4.1      Committee Authority.  This Plan will be
administered by the Committee or by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

                           a.       select persons to receive Awards;

                           b. determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards;

                           c. determine the vesting, exercisability and payment of Awards;

                           d. correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

                           e. determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

                           f. prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

                           g. construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

                           h.       grant waivers of Plan or Award conditions;

                           i.       determine whether an Award has been earned;
                                    and

                           j. make all other determinations necessary or advisable for the administration of this Plan.

                  The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

                           4.2      Committee Discretion.  Any determination
made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

                  5. Options. The Committee may grant Options to eligible persons and will determine whether such Options will be intended to be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                           5.1      Form of Option Grant.  Each Option granted
under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or a NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                           5.2      Exercise Period. Options may be exercisable
within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                           5.3      Exercise Price.  The Exercise Price of an
Option will be determined by the Committee when the Option is granted and may be not less than sixty-five percent (65%) of the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and
(ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                           5.4      Date of Grant.  The date of grant of an
Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                           5.5      Method of Exercise.  Options may be
exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                           5.6      Termination.  Notwithstanding the exercise
periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                           a. If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three
                                    (3) months after the Termination Date deemed to be a NQSO), but in any event, no later than the expiration date of the Options.

                           b. If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be a NQSO), but in any event no later than the expiration date of the Options.

                           c. Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

                           5.7      Limitations on ISO.  The aggregate Fair
Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                           5.8      Modification, Extension or Renewal.  The
Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.3 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                           5.9      Limitations on Exercise.  The Committee may
specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                           5.10     No Disqualification.  Notwithstanding any
other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

                  6. Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                           6.1      Form of Restricted Stock Award.  All
purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty
(30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                           6.2      Purchase Price.  The Purchase Price of
Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

                           6.3      Terms of Restricted Stock Awards.
Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

                           6.4      Stock Restrictions. Each certificate
representing Restricted Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

                  "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of _______, between 4networld.com, Inc. and ____________. A copy of such Agreement is on file at the Principal executive offices of the Company."

                  Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

                            6.5     Termination During Performance Period.  If a
Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

                  7.       Stock Bonuses.

                           7.1      Awards of Stock Bonuses. A Stock Bonus is an
award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

                           7.2      Terms of Stock Bonuses.  The Committee will
determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus;
(b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                           7.3      Form of Payment.  The earned portion of a
Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                         8. Payment For Share Purchases.

                           8.1      Payment.  Payment for Shares purchased
pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                           a. by cancellation of indebtedness of the Company to the Participant;

                           b. by surrender of shares that either: (1) have been owned by Participant for more than six
                                    (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                           c. by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

                           d. by waiver of compensation due or accrued to the Participant for services rendered;

                           e. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                                    (1)     through a "same day sale" commitment
                                            from the Participant and a
                                            broker-dealer that is a member
                                            of the National Association of
                                            Securities Dealers (an "NASD
                                            Dealer") whereby the Participant
                                            irrevocably elects to exercise the
                                            Option and to sell a portion of the
                                            Shares so purchased to pay for the
                                            Exercise Price, and whereby the NASD
                                            Dealer irrevocably commits upon
                                            receipt of such Shares to forward
                                            the Exercise Price directly to the
                                            Company; or

                                    (2)     through a "margin" commitment from
                                            the Participant and a NASD Dealer
                                            whereby the Participant irrevocably
                                            elects to exercise the Option and to
                                            pledge the Shares so purchased to
                                            the NASD Dealer in a margin account
                                            as security for a loan from the NASD
                                            Dealer in the amount of the Exercise
                                            Price, and whereby the NASD Dealer
                                            irrevocably commits upon receipt of
                                            such Shares to forward the Exercise
                                            Price directly to the Company; or

                           f.       by any combination of the foregoing.

                           8.2       Loan Guarantees.  The Committee may help
the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

                  9.       Withholding Taxes.

                           9.1      Withholding Generally.  Whenever Shares are
to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                           9.2      Stock Withholding.  When, under applicable
tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

                  10. Privileges of Stock Ownership. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

                  11. Transferability. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

                  12. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety
(90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

                  13. Certificates. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

                  14. Escrow; Pledge of Shares. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

                  15. Exchange And Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

                  16. Securities Law And Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

                  17. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                  18.       Corporate Transactions.

                           18.1     Assumption or Replacement of Awards by
Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18 or otherwise. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

                           18.2     Other Treatment of Awards.  Subject to any
greater rights granted to Participants under the foregoing provisions of this
Section 18, in the event of the occurrence of any transaction described in
Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

                           18.3     Assumption of Awards by the Company.  The
Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                           18.4     Adjustment of Shares.  In the event that the
number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

                  19. Automatic Grants of Stock Options to Directors. Each non-employee director of the Company shall be automatically granted a NQSO to purchase 10,000 shares of Common Stock on the day of their appointment to the

Board under the By-Laws of the Company or their election to the Board at the annual meeting of stockholders of the Company or at a special meeting of stockholders of the Company, whichever date is first to occur. The automatic grant of NQSOs to non-employee directors of the Company, pursuant to this
Section 19 of the Plan, shall not be effective unless and until the Stockholders of the Company approve, ratify and adopt the Plan. All such Options granted to the non-employee directors shall hereinafter be referred to as Director Stock Options.

                           19.1     Option Price; Term.   All Director Stock
Options shall have an Exercise Price per share equal to the Fair Market Value of the Shares on the date of grant. Each of the options granted pursuant to this
Section 19 shall vest immediately and become immediately exercisable. The term of each Director Stock Option ("Term"), after which each such Option shall expire, shall be ten years from the date of Grant.

                           19.2     Expiration.   If prior to the expiration of
the Term of a Director Stock Option, the non-employee director shall cease to be a member of the Board for any reason other than his death, the Director Stock Option shall expire on the earlier of the expiration of the Term or the date that is three months after the date of such cessation. If prior to the expiration of the Term of a Director Stock Option, a non-employee director shall cease to be a member of the Board by reason of his death, the Director Stock Option shall expire on the earlier of the expiration of the Term or the date that is one year after the date of such cessation. In the event a non-employee director ceases to be a member of the Board for any reason, any unexpired Director Stock Options shall thereafter be exercisable until their expiration only to the extent that such Director Stock Options were exercisable at the time of such cessation.

                           19.3     Director Stock Option Agreement.   Each
Director Stock Option shall be evidenced by an Award Agreement, which shall contain such provisions as may be determined by the Committee; provided, however, that such provisions shall not be inconsistent with the provisions of Rule 16b-3 pursuant to the Exchange Act.

                           19.4     Nontransferability; Exclusive Grant.
Subject to the terms hereof, Director Stock Options shall not be transferable except by will or the laws of descent and distribution and shall be exercisable during the non-employee director's lifetime only by him. Non-employee directors are eligible to receive Awards under this Plan in addition to (and not in lieu of) any Awards pursuant to this Section 19.

                  20. Adoption And Stockholder Approval. This Plan will become effective on the date that this Plan is approved by the stockholders of the Company, consistent with applicable laws (the "Effective Date").

                  21. Term of Plan. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.

                  22. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

                  23. Effect of Section 162(m) of the Code. The Plan, and all Awards issued thereunder, are intended to be exempt from the application of
Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27(f) as in effect on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that
(i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under
Section 162(m) of the Code has been obtained.

                  24. General.

                           24.1     Additional Provisions of an Award. Awards
under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

                           24.2.    Claim to Awards and Employment Rights. No
employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

                           24.3.    Designation and Change of Beneficiary. Each
Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

                           24.4.    Payments to Persons Other Than Participants.
If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

                           24.5.    No Liability of Committee Members.  No
member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                           24.6.    Governing law. The Plan and all agreements
hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

                           24.7.    Funding.  No provision of the Plan shall
require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

                           24.8.    Reliance on Reports. Each member of the
Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

                           24.9.    Relationship to Other Benefits. No payment
under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

                           24.10. Expenses. The expenses of administering the
Plan shall be borne by the Company and its Subsidiaries and Affiliates.

                           24.11. Pronouns. Masculine pronouns and other words
of masculine gender shall refer to both men and women.

                           24.12. Titles and Headings. The titles and headings
of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

                           24.13. Termination of Employment. For all purposes
herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

                           24.14  Nonexclusivity of The Plan.  Neither the
adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                  25. Definitions. As used in this Plan, the following terms will have the following meanings:

                  "Affiliate" means any affiliate of the Company within the meaning of 17 CFR Section 230.405.

                  "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

                  "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                  "Board" means the Board of Directors of the Company.

                  "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony.

                  "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

                  "Committee" means the Stock Option Committee or such other committee appointed by the Board consisting of two or more Outside Directors or the Board.

                  "Company" means 4networld.com, Inc. or any successor corporation.

                  "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                  "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                           a. if such Common Stock is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

                           b. if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                           c. if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

                           d. if none of the foregoing is applicable, by the Committee in good faith.

                  "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

                  "Option" means an award of an option to purchase Shares pursuant to Section 5.

                  "Outside Director" means a person who is (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

                  "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  "Participant" means a person who receives an Award under this Plan.

                  "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

                           a.       Net revenue and/or net revenue growth;

                           b.       Earnings before income taxes and
                                    amortization and/or earnings before income taxes and amortization growth;

                           c. Operating income and/or operating income growth;

                           d.       Net income and/or net income growth;

                           e. Earnings per share and/or earnings per share growth;

                           f. Total stockholder return and/or total stockholder return growth;

                           g.       Return on equity;

                           h.       Operating cash flow return on income;

                           i.       Adjusted operating cash flow return on
                                    income;

                           j.       Economic value added; and

                           k.       Individual confidential business objectives.

                  "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

                  "Plan" means this 4networld.com, Inc. 2000 Stock Incentive Plan, as amended from time to time.

                  "Restricted Stock Award" means an award of Shares pursuant to
                  Section 6.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

                  "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

                  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                  "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

                  "Vested Shares" means "Vested Shares" as defined in the Award Agreement.


                  As adopted by the Board of Directors of Medtech Diagnostics, Inc. as of March 17, 2000.